UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2020

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

833 East Michigan Street, Suite 900 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 277-9300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On June 5, 2020, Jason Industries, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with certain creditors (the “Consenting Creditors”) under its First Lien Credit Agreement, originally dated as of June 30, 2014 (the “First Lien Credit Agreement”). The Restructuring Support Agreement contemplates agreed-upon terms for a pre-packaged financial restructuring plan (the “Plan”).

The Consenting Creditors as of the Agreement Effective Date (as defined in the Restructuring Support Agreement) represent in excess of 75% of outstanding principal amount of term loans under the First Lien Credit Agreement. Any holder of term loans under the Frist Lien Credit Agreement may become a Consenting Creditor by executing a joinder to the Restructuring Support Agreement within 10 business days of the Agreement Effective Date.

Under the Restructuring Support Agreement, the Consenting Creditors have agreed, subject to certain terms and conditions, to support a financial restructuring (the “Restructuring”) of the existing debt of, existing equity interests in, and certain other obligations of the Company Parties, pursuant to the Plan to be filed in cases commenced under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”).

The Plan will be implemented in accordance with the restructuring term sheet attached to and incorporated into the Restructuring Support Agreement (the “Term Sheet”) (such transactions described in, and in accordance with the Restructuring Support Agreement and the Term Sheet, the “Restructuring Transactions”) which, among other things, contemplates:

•	the Consenting Creditors will consent to the Company’s use of cash collateral to fund the chapter 11 cases, provided that such use is in accordance with the cash collateral order;

•
(i) if lenders holding 100% of the outstanding principal amount of term loans under the First Lien Credit Agreement are Consenting Creditors, the Company shall make a voluntary prepayment in an amount equal to $10 million; or (ii) if lenders holding less than 100% of the outstanding principal amount of term loans under the First Lien Credit Agreement are Consenting Creditors, the Company shall purchase term loans from such Consenting Creditors in an amount equal to $10 million;

•
the Company shall pay a forbearance fee to the Consenting Creditors equal to 4.00% of the principal amount of term loans outstanding under the First Lien Credit Agreement held by Consenting Creditors, of which (i) 2.00% shall be paid in cash by the 10th business day following the Agreement Effective Date; provided that any forbearance fee previously paid in cash by the Company to a Consenting Creditor in connection with the forbearance agreements shall be credited against such 2.00% cash portion owed to such Consenting Creditor pursuant to the Restructuring Support Agreement; and (ii) 2.00% shall be paid on the earlier of (A) the date of termination of the Restructuring Support Agreement or (B) the effective date of the chapter 11 plan; provided that if such fee is paid on the effective date of the plan, such fee shall be paid as a portion of the recovery under the plan and for the avoidance of doubt, shall not be a cash fee;

•
on the effective date of the chapter 11 plan, the reorganized Company will enter into an asset-based or similar new exit facility that (i) provides availability of at least $20 million for revolving borrowing after permitting for any amounts on account of outstanding letters of credit and (ii) has aggregate total commitments of not less than $30 million;

•
the holders of claims under the First Lien Credit Agreement shall receive their pro rata share of and interest in: (i) a $75 million new first lien credit facility; (ii) a $50 million new junior convertible term loan; (iii) 90% of the new equity, subject to dilution on account of the new warrants, the management incentive plan and the new junior convertible term loan; and (iv) if applicable, the irrevocable right to offer the entirety of their pro rata distribution of both the new equity and new junior convertible term loan to one more members designated by the Consenting Creditors.

•
the holders of claims under the Second Lien Credit Agreement, originally dated as of June 30, 2014, shall receive: (i) if such class of holders timely votes to accept the plan, their pro rata share of (x) 10% of the new equity, subject to dilution on account of the new warrants, the management incentive plan, and the new junior convertible term loan, and (y) new warrants for 10% of the new equity, subject to dilution on account of the management incentive plan and the new junior convertible term loan; or (ii) if such class of holders rejects the plan, no distribution;

•	all general unsecured claims will be paid in full or otherwise provided such treatment as to render such claims unimpaired; and

•	all preferred and common equity interests in the Company shall be cancelled and released without any distribution.

In accordance with the Restructuring Support Agreement, the Consenting Creditors agreed, among other things, to: (i) use commercially reasonable efforts to support the Restructuring Transactions as contemplated by, and within the timeframes outlined in, the Restructuring Support Agreement and the definitive documents governing the Restructuring Transactions; (ii) not object to, delay or impede the acceptance, implementation, or consummation of the Restructuring Transactions in accordance with the Restructuring Support Agreement; (iii) vote and consent to accept the Plan; and (iv) except as permitted in the Restructuring Support Agreement, not transfer any ownership (including any beneficial ownership as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) held by each Consenting Creditor.

In accordance with the Restructuring Support Agreement, the Company Parties agreed, among other things, to: (i) support and take all steps necessary and desirable to consummate the Restructuring Transactions in accordance with the Restructuring Support Agreement; (ii) not take any action, that is inconsistent in any material respect, or that would reasonably be expected to prevent, interfere with, delay, frustrate or impede approval, implementation and consummation of the Restructuring Transactions; (iii) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated in the Restructuring Support Agreement or the Plan, (a) support and take all steps reasonably necessary and desirable to address any such impediment and (b) negotiate in good faith appropriate additional or alternative provisions to address any such impediment, in consultation with the Consenting Creditors; (iv) obtain any and all required governmental, regulatory and/or third-party approvals for the Restructuring Transactions; (v) negotiate in good faith and execute and deliver the Definitive Documents (as defined in the Restructuring Support Agreement) and any other required agreements to effectuate and consummate the Restructuring Transactions as contemplated by this Agreement; (vi) operate their business in the ordinary course of business in a manner consistent with the Restructuring Support Agreement, provided, however, that the Company board may determine in good faith that operation of the business in the ordinary course is not advisable due to potential health or safety concerns related to the COVID-19 emergency; (vii) seek additional support for the Restructuring Transactions from their other material stakeholders to the extent reasonably prudent and (viii) actively oppose and object to the efforts of any person seeking to object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions (including, if applicable, the timely filing of objections or written responses in the Chapter 11 Cases) to the extent such opposition or objection is reasonably necessary or desirable to facilitate implementation of the Restructuring Transactions.

The Restructuring Support Agreement may be terminated upon the occurrence of certain events set forth in the Definitive Documents, including the failure to meet specified milestones specified in the Restructuring Term Sheet.

Moelis & Company LLC, is acting as financial advisor, Kirkland & Ellis LLP is acting as legal counsel, and AlixPartners, LLP is acting as restructuring advisor to the Company in connection with the Restructuring. Houlihan Lokey Capital, Inc. is acting as financial and restructuring advisor and Weil, Gotshal & Manges LLP is acting as legal counsel to the Consenting Creditors.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Restructuring Support Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Press Release

The Company issued a press release regarding the Restructuring Support Agreement on June 5, 2020. A copy of such press release is furnished herewith as Exhibit 99.1.

Cleansing Materials

In connection with its discussions with certain of its creditors with respect to deleveraging or restructuring transactions, the Company entered into certain confidentiality agreements that require the Company to publicly disclose certain confidential information provided to such counterparties (the “Cleansing Materials”) upon the occurrence of certain events. The Company is furnishing the Cleansing Materials as Exhibit 99.2 hereto.

The Cleansing Materials contain discussion materials related to the impact of the COVID-19 pandemic and general economic conditions on the Company’s financial condition and results of operations, including certain financial projections. The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and, therefore, the projections included therein may differ from actual results and such differences may be material. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such.

Cautionary Statement Concerning Forward-Looking Statements

This current report contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Chapter 11 Cases, the Company’s ability to complete the Restructuring and its ability to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a Restructuring under Chapter 11, including: consummation of the Restructuring; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the bankruptcy court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s recapitalization process or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to comply with financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; the bankruptcy court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of the Restructuring and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the Restructuring or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated as of June 5, 2020, by and among the Company Parties and the Consenting Creditors.

99.1	Press release.

99.2	Cleansing Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2020	Jason Industries, Inc.

	By:	/s/ Chad M. Paris
	Name:	Chad M. Paris
	Title:	Senior Vice President and Chief Financial Officer